Home Bancorp, Inc. Q1 2023 Investor Presentation

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) the COVID-19 pandemic; (9) cyber incidents or other failures, disruptions or security beaches; or (10) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2022. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. Forward Looking Statements | 2

Our Company Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ Global) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across south LA, western MS and Houston Highlights: • Total Assets: $3.3 billion at March 31, 2023 • Market Cap: $254 million at May 1, 2023 • Ownership (S&P Global as of May 1, 2023) • Institutional: 40% • Insider/ESOP: 14% | 3

Quarterly Financial Highlights

Home HB Bancorp, Inc.

(dollars in thousands, except per share data)	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	1Q 2023
Profitability						
Net income	$ 10,238	$ 4,401	$ 8,461	$ 10,434	$ 10,776	$ 11,320
Diluted EPS	1.23	0.53	1.03	1.28	1.32	1.39
ROA	1.38 %	0.60 %	1.03 %	1.27 %	1.35 %	1.43 %
ROE	11.7	5.1	10.2	12.4	13.2	13.5
ROATCE[(1)]	14.5	6.5	14.4	17.3	18.8	18.8
Efficiency ratio	63.9	67.8	66.1	58.5	57.8	57.1
Provision (reversal) for loan losses	(2,648)	3,215	591	1,696	1,987	814
Core pre-provision net income[(1)]	6,528	6,641	9,530	11,507	11,941	11,559
Balance Sheet						
Assets	$ 2,938,244	$ 3,332,228	$ 3,362,216	$ 3,167,666	$ 3,228,280	$ 3,266,970
Loans	1,840,093	2,157,969	2,224,655	2,303,279	2,430,750	2,466,392
PPP loans	43,637	22,759	12,083	7,094	6,692	6,226
Loans excluding PPP loans	1,796,456	2,135,210	2,212,572	2,296,185	2,424,058	2,460,166
Cash and cash equivalents	601,443	548,019	444,151	150,556	87,401	107,171
Allowance for loan losses	(21,089)	(26,731)	(26,020)	(27,351)	(29,299)	(30,118)
Total deposits	2,535,849	2,941,179	2,920,376	2,738,424	2,633,181	2,557,744
Per Share Data						
Share price	$ 41.51	$ 40.79	$ 34.13	$ 38.99	$ 40.03	$ 33.03
Book value	41.27	39.93	39.44	38.27	39.82	41.66
Tangible book value[(1)]	34.00	29.57	28.86	27.66	29.20	31.09
Price / tangible book value per share	122 %	138 %	118 %	141 %	137 %	106 %
Dividend paid	$ 0.23	$ 0.23	$ 0.23	$ 0.23	$ 0.24	$ 0.25

(1) See appendix for reconciliation of Non-GAAP items.

| 4

H om e B an k To ta l A ss et s ($ in m ill io ns ) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Mar-23 YTD 1,000 2,000 3,000 4,000 Asset Growth Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank March 2010 $199 FDIC-assisted 6 All Cash Guaranty Savings Bank July 2011 $257 95% 5 All Cash Britton & Koontz Bank February 2014 $301 90% 8 All Cash Bank of New Orleans September 2015 $346 126% 4 All Cash St. Martin Bank & Trust December 2017 $597 183% 12 ~80% Stock, 20% Cash(1) Texan Bank March 2022 $416 144% 5 All Cash (1) Cash was comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders. Statewide Bank Guaranty Savings Bank Britton & Koontz Bank Bank of New Orleans St. Martin Bank & Trust CAGR = 13.6% as of March 31, 2023 | 5 Texan Bank

($ in millions) $9.9 $12.6 $16.0 $16.8 $31.6 $27.9 $24.8 $48.6 $34.1 $11.3 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0 $10 $20 $30 $40 $50 $60 Net Income test $1.42 $1.79 $2.25 $2.28 $3.40 $3.05 $2.85 $5.77 $4.16 $1.39 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Diluted EPS Earnings | 6

Profitability 1.46 1.27 0.99 1.76 1.07 1.43 1.53 1.32 1.12 1.04 1.25 1.46 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 10.9 9.0 7.8 14.4 10.2 13.5 11.4 9.3 8.9 8.5 11.8 13.8 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 14.8 11.8 10.2 18.0 13.9 18.8 14.9 11.8 11.1 10.5 15.6 18.6 ROATCE Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 60.0 63.3 59.1 57.1 62.1 57.1 59.6 63.5 63.8 64.8 61.2 58.1 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 7

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) Originated Acquired PPP Loans Originated growth % (annualized & excluding PPP) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Mar- 23 YTD — 500 1,000 1,500 2,000 2,500 3,000 Organic Loan Growth (excludes acquisition accounting & unearned income) 24% 13% 18% 19% 11% 12% 6% 16% 15% 12% 10% 26% CAGR Excluding PPP Loans: Total Loan CAGR = 15% Originated Loan CAGR = 13% | 8 11% 7%

Loan Portfolio Excluding PPP Loans (as of March 31, 2023) CRE, 48% 1-4 Mortgage, 16% C&I, 15% C&D, 13% Multifamily, 4% Home Equity, 3% Consumer, 1% Composition Market Diversification Acadiana, 30% New Orleans, 28% Houston, 16% Northshore 13% Baton Rouge, 11% MS, 2% | 9 CRE Loan Portfolio • Owner Occupied - 58% • Non-owner Occupied - 42% 1Q 2023 annualized growth rate - 6% • Total loans - $2.5 billion • Houston market - 30% 1Q 2023 growth rate

($ in m ill io ns ) $33.0 $(10.2) $(1.7) $1.4 $3.8 $3.7 $(0.7) $0.8 $— $21.1 $29.3 $30.1 Dec 2020 Provision (reversal) Net Charge- offs Dec 2021 Allowance for Texan Bank Acquired PCD Loans Provision for Texan Loan Portfolio Organic Provision Net Charge- offs 12/22 Provision Net Charge- offs Mar 2023 $0 $10 $20 $30 $40 • $10.2 million nonperforming Texan Bank loans in March 2022 compared to $2.3 million in March 2023. • $465,000 Texan Bank nonperforming loans charged off. Changes in ALL 2022 (dollars in thousands) 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Total Loans $ 2,157,969 $ 2,224,655 $ 2,303,279 $ 2,430,750 $ 2,466,392 Less: PPP Loans 22,759 12,083 7,094 6,692 6,226 Loans Excluding PPP Loans $ 2,135,210 $ 2,212,572 $ 2,296,185 $ 2,424,058 $ 2,460,166 Nonperforming Loans $ 21,113 $ 18,505 $ 17,083 $ 10,515 $ 11,232 ALL / Total Loans 1.24% 1.17% 1.19% 1.21% 1.22 % ALL / Loans Excluding PPP 1.25% 1.18% 1.19% 1.21% 1.22 % ALL / NPL's 127% 141% 160% 279% 268 % ALL / Assets 0.80% 0.77% 0.86% 0.91% 0.92% | 10 20232021

Credit Quality Trends 1.16 1.21 1.30 0.77 0.49 0.34 0.35 1.01 0.72 0.75 0.40 0.28 0.14 0.17 NPAs / Total Assets Originated NPAs / Total Assets 2017 2018 2019 2020 2021 2022 Mar-23 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title 0.00 0.15 0.09 0.12 0.09 0.03 0.00 2017 2018 2019 2020 2021 2022 Mar-23 YTD 0.00% 0.05% 0.10% 0.15% 0.20% Net Charge-offs / YTD Average Loans 57.0 63.0 62.6 165.0 145.8 266.9 266.2 ALL / NPAs 2017 2018 2019 2020 2021 2022 Mar-23 YTD 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% ALL / NPAs 1.74 1.94 1.73 1.03 0.83 0.41 0.270.82 0.87 1.32 0.74 0.57 0.32 0.22 Past Due Loans / Loans Originated Past Due / Originated Loans 2017 2018 2019 2020 2021 2022 Mar-23 YTD 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due | 11

Acadiana 54% New Orleans 15% Houston 10% Northshore 10% Mississippi, 7% Baton Rouge, 4% Deposits $ in m ill io ns 25% 24% 28% 30% 34% 33% 27% 28% 29% 31% 25% 26% 20% 22% 17% 13% 13% 15% 17% 15% 15% 15% 16% 15% 11% 11% 11% 11% 12% 11% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2018 2019 2020 2021 2022 Mar 2023 $1,000 $1,500 $2,000 $2,500 $3,000 Change (dollars in thousands) 12/31/2021 12/31/2022 3/31/2023 2023 vs 2022 2023 vs 2021 Demand Deposits $ 766,385 $ 904,301 $ 854,736 $ (49,565) $ 88,351 Savings 285,728 305,871 288,788 (17,083) 3,060 Money Market 371,478 423,990 384,809 (39,181) 13,331 NOW 792,919 663,574 657,499 (6,075) (135,420) CDs 319,339 335,445 371,912 36,467 52,573 Total Deposits $ 2,535,849 $ 2,633,181 $ 2,557,744 $ (75,437) $ 21,895 • Uninsured deposits at March 31, 2023 totaled $778.0 million, or 30% of total deposits. • Uninsured deposits, excluding public funds fully collateralized in excess of FDIC insurance, is approximately 22% of total deposits. • At March 31, 2023, the average deposit balance is $32,198. | 12

Yields 4.14 3.75 4.16 3.53 3.39 3.76 4.11 4.38 4.18 3.88 3.71 3.64 3.29 3.31 3.73 4.39 4.19 NIM NIM Excl. PPP 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 3.00% 3.50% 4.00% 4.50% NIM (TE)(1) 5.21 4.95 5.60 5.12 4.88 4.94 5.17 5.43 5.67 5.03 5.06 5.00 4.83 4.79 4.91 5.17 5.44 5.68 Loan Yield Loan Yield Excl. PPP 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 4.50% 5.00% 5.50% 6.00% Yield on Loans(1) 0.46 0.39 0.31 0.26 0.24 0.25 0.46 0.70 1.33 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 0.0% 0.5% 1.0% 1.5% Cost of Interest-Bearing Liabilities • NIM decreased 20 bps (excluding PPP) for the quarter ended March 2023. • Cost of interest-bearing deposits for the quarter ended March 2023 was 0.77%. • Short-term FHLB advances at March 2023 was $234 million with a cost of 4.71% | 13 (1) See appendix for reconciliation of Non-GAAP items.

Interest Rate Risk Rate Shock 1 Year % Change in NII -100 (1.9)% +100 1.2% +200 2.3% +300 3.3% % of assets 2019 2023Q1 Cash 2% 3% Investments 12% 14% Loans, excluding PPP 78% 75% Other Assets 8% 8% NMD - noninterest-bearing 20% 26% NMD - interest-bearing 45% 41% CDs 18% 11% Total Deposits 83% 78% Advances 2% 8% Subordinated Debt —% 2% Other 1% 1% Equity 14% 11% • Investment Portfolio effective duration = 4.5 • 31% of loan portfolio is variable • Loan portfolio effective duration ~ 2.6 (based on management estimates) | 14 Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 1Q2022 - 1Q2023 Interest-bearing deposits 36% 40% 12% Total deposits 27% 31% 8% Interest-bearing liabilities 33% 40% 23% Funding earning assets 23% 29% 15%

Noninterest Income & Expense 0.62 0.62 0.62 0.57 0.54 0.44 0.45 2017 2018 2019 2020 2021 2022 Mar-23 YTD 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.79 2.83 2.87 2.53 2.41 2.51 2.60 2017 2018 2019 2020 2021 2022 Mar-23 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Service fees and charges $ 1,165 $ 1,257 $ 1,300 $ 1,198 $ 1,250 Bank card fees 1,454 1,636 1,623 1,566 1,787 Gain on sale of loans 299 264 78 22 57 Loss on sale of securities, net — — — — (249) Loss on sale of assets, net 5 (6) 18 9 (17) Other 463 535 455 544 483 Total noninterest income $ 3,386 $ 3,686 $ 3,474 $ 3,339 $ 3,311 Noninterest income less loss on sale of securities and assets $ 3,381 $ 3,692 $ 3,456 $ 3,330 $ 3,577 (dollars in thousands) 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Compensation $ 10,159 $ 12,583 $ 12,128 $ 12,880 $ 12,439 Data processing 2,195 2,533 2,284 2,295 2,321 Occupancy 1,803 2,354 2,297 2,261 2,350 Provision for unfunded 302 — 146 (170) 210 Other 3,781 4,295 3,868 3,915 2,620 Total noninterest expense $ 18,240 $ 21,765 $ 20,723 $ 21,181 $ 19,940 Merger expenses 328 1,583 60 — — Foreclosed asset recovery — — — — (739) Noninterest expense excl. provision for unfunded and merger expenses $ 17,610 $ 20,182 $ 20,517 $ 21,351 $ 20,469 | 15

| 16 Total Return (Daily %) - YTD Total Return (Monthly %) - Since 2008 HBCP Stock Performance (as of May 1, 2023) | 16 HBCP S&P US Banks Index ISTR BFST FGBI HWC 12/22 1/23 2/23 3/23 4/23 -50 -25 0 25 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 -200 0 200 400

Capital $0.41 $0.55 $0.71 $0.84 $0.88 $0.91 $0.93 $0.25 Q1 Q2 Q3 Q4 2016 2017 2018 2019 2020 2021 2022 2023 $0.00 $0.25 $0.50 $0.75 $1.00 Dividends Per Share 9.7 9.8 10.4 10.7 15.2 15.9 13.6 14.0 Tier 1 leverage capital Total risk-based capital 2020 2021 2022 1Q 2023 0% 5% 10% 15% 20% Capital Ratios (Bank only) • As of May 2, 2023 ~ 154,728 shares remaining in 2021 Repurchase Plan. Share Repurchase Activity | 17 (dollars in millions) TBV % Accretive / Dilutive 12/31/2022 $ 242.0 Net Income 11.3 4.7 % Change in OCI 5.5 2.3 % Intangibles amortization, net of taxes 0.4 0.2 % Other 0.7 0.3 % Dividends -2.1 (0.9) % Share buybacks -0.3 (0.1) % 3/31/2023 $ 257.6 6.4 % Year # Shares Average Price Cash Utilized 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 (as of 5/2/2023) 43,574 32.38 1,411,118 Share repurchase activity 577,936 $ 37.45 $ 21,644,926 • Quarterly dividend increased to $0.25 in Q1

Investment Perspective Strong earnings and shareholder returns Conservative, well-managed credit culture Well capitalized with capacity for continued growth Market disruption creates new opportunities Disciplined acquirer Insider owners committed to continual improvement | 18

WE ARE ONE TEAM, CREATING EXCEPTIONAL CUSTOMER EXPERIENCES | 19

(dollars in thousands, except per share data) 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Total shareholders' equity $ 351,903 $ 337,504 $ 329,124 $ 316,656 $ 329,954 $ 345,100 Less: intangible assets 61,949 87,569 88,309 87,839 87,973 87,527 Non-GAAP tangible shareholders' equity $ 289,954 $ 249,935 $ 240,815 $ 228,817 $ 241,981 $ 257,573 Reported net income $ 10,238 $ 4,401 $ 8,461 $ 10,434 $ 10,776 $ 11,320 Add: amortization CDI, net tax 221 199 359 358 350 352 Non-GAAP tangible net income $ 10,459 $ 4,600 $ 8,820 $ 10,792 $ 11,126 $ 11,672 Return on average equity 11.7% 5.1% 10.2% 12.4% 13.2% 13.5 % Add: intangible assets 2.8 1.4 4.2 4.9 5.6 5.3 Non-GAAP return on tangible common equity 14.5% 6.5% 14.4% 17.3% 18.8% 18.8 % Book value per share $ 41.27 $ 39.93 $ 39.44 $ 38.27 $ 39.82 $ 41.66 Less: intangible assets 7.27 10.36 10.58 10.61 10.62 10.57 Non-GAAP tangible book value per share $ 34.00 $ 29.57 $ 28.86 $ 27.66 $ 29.20 $ 31.09 | 20 Appendix (non-GAAP reconciliation)

Appendix

(non-GAAP reconciliation)

Home HB Bancorp, Inc.

(dollars in thousands)	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	1Q 2023
Reported net income	$ 10,238	$ 4,401	$ 8,461	$ 10,434	$ 10,776	$ 11,320
Less: PPP loan income	2,201	799	402	132	26	26
Less: BOLI benefitt	—	—	—	—	—	—
Less: gain (loss) on sale of assets	(44)	5	(6)	18	9	(17)
Less: loan discount accretion	484	457	879	847	750	668
Add: provision (reversal) for loan losses	(2,648)	3,215	591	1,696	1,987	814
Add: provision for credit losses on unfunded commitments	15	302	—	146	(170)	210
Add: CDI amortization	279	252	454	453	443	446
Add: One-time recovery of foreclosed asset	—	—	—	—	—	(739)
Add: merger-related expenses	299	328	1,583	60	—	—
Total non-core items, net of taxes	(3,710)	2,240	1,069	1,073	1,165	239
Core pre-provision net income [1]	$ 6,528	$ 6,641	$ 9,530	$ 11,507	$ 11,941	$ 11,559
Average total loans	$1,856,814	$1,862,616	$2,190,721	$2,265,846	$2,374,065	$2,437,770
Less: average PPP loans	67,198	31,326	15,463	9,431	6,883	6,386
Average total loans excluding PPP loans	$1,789,616	$1,831,290	$2,175,258	$2,256,415	$2,367,182	$2,431,384
Loan yield	5.12 %	4.88 %	4.94 %	5.17 %	5.43 %	5.67 %
Negative (positive) impact of PPP loans	(0.29)	(0.09)	(0.03)	—	0.01	0.01
Loan yield excluding PPP loans	4.83 %	4.79 %	4.91 %	5.17 %	5.44 %	5.68 %
Net interest margin	3.53 %	3.39 %	3.76 %	4.11 %	4.38 %	4.18 %
Negative (positive) impact of PPP loans	(0.24)	(0.08)	(0.03)	—	0.01	0.01
Net interest margin excluding PPP loans	3.29 %	3.31 %	3.73 %	4.11 %	4.39 %	4.19 %

(1) Adjusted for non-core items - one-time items, removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

HB | 21

Appendix

(non-GAAP reconciliation)

Home HB Bancorp, Inc.

(dollars in thousands)	2018	2019	2020	2021	2022	Mar-23 YTD
Total shareholders' equity	$ 304,040	$ 316,329	$ 321,842	$ 351,903	$ 329,954	$ 345,100
Less: intangible assets	66,055	64,472	63,112	61,949	87,973	87,527
Non-GAAP tangible shareholders' equity	$ 237,985	$ 251,857	$ 258,730	$ 289,954	$ 241,981	$ 257,573
Reported net income	$ 31,590	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 11,320
Add: amortization CDI, net tax	1,458	1,251	1,074	919	1,266	352
Non-GAAP tangible income	$ 33,048	$ 29,183	$ 25,839	$ 49,540	$ 35,338	$ 11,672
Return on average equity	10.9 %	9.0 %	7.8 %	14.4 %	10.2 %	13.5 %
Add: intangible assets	3.9	2.8	2.4	3.6	3.7	5.3
Non-GAAP return on tangible common equity	14.8 %	11.8 %	10.2 %	18.0 %	13.9 %	18.8 %
Originated loans	$ 1,095,160	$ 1,251,201	$ 1,625,139	$ 1,593,769	$ 1,961,425	$ 2,014,883
Acquired loans	554,594	463,160	354,815	246,324	469,325	451,509
Total loans	$ 1,649,754	$ 1,714,361	$ 1,979,954	$ 1,840,093	$ 2,430,750	$ 2,466,392
Originated NPAs	$ 15,526	$ 16,421	$ 10,353	$ 8,348	$ 4,489	$ 5,546
Acquired NPAs	10,444	12,121	9,628	6,116	6,487	5,766
Total NPAs	$ 25,970	$ 28,542	$ 19,981	$ 14,464	$ 10,976	$ 11,312
Originated past due loans	$ 9,549	$ 16,541	$ 12,070	$ 9,071	$ 6,215	$ 4,385
Acquired past due loans	22,493	13,098	8,335	6,146	3,683	2,163
Total past due loans	$ 32,042	$ 29,639	$ 20,405	$ 15,217	$ 9,898	$ 6,548
Average assets	$ 2,160,942	$ 2,198,483	$ 2,491,612	$ 2,765,878	$ 3,178,862	$ 3,219,856
Less: average PPP loans	—	—	169,665	169,149	15,691	6,386
Average assets excluding PPP loans	$ 2,160,942	$ 2,198,483	$ 2,321,947	$ 2,596,729	$ 3,163,171	$ 3,213,470

HB | 22

Appendix

(non-GAAP reconciliation)

Home Bancorp, Inc.

(dollars in thousands)	2018	2019	2020	2021	2022	Mar-23 YTD
Reported noninterest income	$ 13,447	$ 14,415	$ 14,305	$ 16,271	$ 13,885	$ 3,311
Less: BOLI benefit	—	1,194	—	1,717	—	—
Less: gain (loss) on sale of securities	—	—	—	—	—	(249)
Less: gain (loss) on sale of assets	—	(347)	—	(504)	26	(17)
Non-GAAP noninterest income	$ 13,447	$ 13,568	$ 14,305	$ 15,058	$ 13,859	$ 3,577
Reported noninterest expense	$ 63,225	$ 63,605	$ 62,981	$ 66,982	$ 81,909	$ 19,940
Less: lease termination	—	291	—	—	—	—
Less: severance pay	—	287	—	—	—	—
Less: one-time foreclosed asset recovery						(739)
Less: merger-related expenses	2,010	—	—	299	1,971	—
Non-GAAP noninterest expense	$ 61,215	$ 63,027	$ 62,981	$ 66,683	$ 79,938	$ 20,679
Reported net income	$ 31,590	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 11,320
Less: PPP loan income	—	—	5,895	13,208	1,359	26
Less: Write of FDIC loss share receivable	—	(680)	—	—	—	—
Less: BOLI benefit	—	1,194	—	1,717	—	—
Less: gain (loss) on sale of assets	—	(347)	—	(504)	26	(17)
Less: gain (loss) on sale of securities	—	—	—	—	—	(249)
Less: loan discount accretion	5,805	3,503	4,097	2,361	2,933	668
Add: provision (reversal) for loan losses	3,943	3,014	12,728	(10,161)	7,489	814
Add: provision for credit losses on unfunded commitments	—	—	—	390	278	210
Add: CDI amortization	1,845	1,583	1,360	1,163	1,602	446
Add: lease termination	—	291	—	—	—	—
Add: severance pay	—	287	—	—	—	—
Add: one-time foreclosed asset recovery	—	—	—	—	—	(739)
Add: merger-related expenses	2,010	—	—	299	1,971	—
Non-core items, net of taxes	1,575	1,189	3,236	(19,822)	5,547	239
Core pre-provision net income [(1)]	$ 33,165	$ 29,121	$ 28,001	$ 28,799	$ 39,619	$ 11,559

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

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